ACCRUED EXPENSES AND OTHER LIABILITIES (Tables)	12 Months Ended
Dec. 31, 2012
Schedule of Accrued Expenses and Other Liabilities

	December 31,
	2011	2012
Income taxes payable	$72, 673	$111,558
Accrued products and licenses costs	27,582	35,731
Current deferred tax liability, net	6,362	8,546
Marketing expenses payable	11,834	9,126
Legal accrual	21,978	38,010
Purchase commitment to subcontractors	6,815	5,376
Accrued expenses	30,608	37,855

	$177,852	$246,202